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                       SECURITIES AND EXCHANGE COMMISSION
                              Washington, DC 20549

                                    FORM 8-K
                                 CURRENT REPORT

     Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

                                February 28, 2003

                        (date of earliest event reported)

                   WASHINGTON MUTUAL MORTGAGE SECURITIES CORP.
                    as Depositor and Master Servicer under a
                         Pooling and Servicing Agreement
                          dated as of February 1, 2003
                          providing for the issuance of

                                  $841,321,646

            WASHINGTON MUTUAL MSC MORTGAGE PASS-THROUGH CERTIFICATES
                                SERIES 2003-MS5

         Delaware                 333-77026               94-2528990

    (State or other              (Commission            (IRS Employer
     jurisdiction of             File Number)          Identification
     Incorporation)                                         Number)

                           1201 THIRD AVENUE, WMT 1706
                            SEATTLE, WASHINGTON 98101
                    (Address of principal executive offices)

               Registrant's telephone number, including area code:

                                 (206) 377-8555


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Item 1.   Changes in Control of Registrant. Not applicable.

Item 2.   Acquisition or Disposition of Assets. Not applicable.

Item 3.   Bankruptcy or Receivership. Not applicable.

Item 4.   Changes in Registrant's Certifying Accountant. Not applicable.

Item 5.   Other Events. Not applicable.

Item 6.   Resignations of Registrant's Directors. Not applicable.

Item 7.   Financial Statements, Pro Forma Financial Information and Exhibits.

The following exhibit is filed herewith:

         7.1 Pooling and Servicing Agreement by and among Washington Mutual Mortgage Securities Corp., as Depositor and Master Servicer, and U.S. Bank National Association, as Trustee, and Christiana Bank & Trust Company, as Delaware Trustee, dated as of February 1, 2003.

         The Mortgage Loan Schedule, included as Exhibit D to the Pooling and Servicing Agreement, has been intentionally omitted from this filing. Copies may be obtained from Washington Mutual Mortgage Securities Corp. or U.S. Bank National Association by contacting, in the case of Washington Mutual Mortgage Securities Corp.,

                           Laura Kelsey
                           Master Servicing Department
                           Washington Mutual Mortgage Securities Corp.
                           75 N. Fairway Drive, VHF2A01
                           Vernon Hills, IL 60061
                           Telephone:       (847) 393-5198
                           Facsimile:       (847) 549-2997


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                  in the case of U.S. Bank National Association,

                           Clare M. O'Brien
                           Corporate Trust Services
                           U.S. Bank National Association
                           One Federal Street
                           Boston, MA 02110
                           Telephone:       (617) 603-6402
                           Facsimile:       (617) 603-6637

Item 8.   Change in Fiscal Year. Not applicable.

Item 9.   Regulation FD Disclosure. Not applicable.


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                                   SIGNATURES

         Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Dated: March 12, 2003


                                        WASHINGTON MUTUAL MORTGAGE SECURITIES
                                        CORP.
                                        (Registrant)

                                        By: /s/ Thomas G. Lehmann
                                        ---------------------------------------
                                        Thomas G. Lehmann
                                        First Vice President and Senior Counsel
                                        (Authorized Officer)


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